Exhibit 99.1

Investor Contact Laurie Poggi Kohlberg Kravis Roberts & Co. L.P. 415-315-3718	Media Contact Roanne Kulakoff and Joseph Kuo Kekst and Company 212-521-4837 and 212-521-4863

KKR Financial Holdings LLC Announces Second Quarter 2008 Financial Results

and Quarterly Distribution of $0.40 per Common Share

SAN FRANCISCO, CA, August 7, 2008—KKR Financial Holdings LLC (NYSE: KFN) (“KFN” or the “Company”) today announced its results for the second quarter ended June 30, 2008.

Highlights of KKR Financial Holdings LLC’s results include:

•                                   Distribution of $0.40 per common share declared for the second quarter.

•                                   For the second quarter ended June 30, 2008, GAAP net income totaled $37.6 million, or $0.26 per diluted common share and economic net income, a non-GAAP financial measurement, totaled $37.9 million, or $0.26 per diluted common share. Economic net income is the Company’s net income adjusted to exclude share-based compensation expense.

•                                   Elimination of all short-term debt during the quarter ended June 30, 2008.

•                                   Sales of $422.0 million of investments with a weighted-average discount margin of 5.42% and purchases of $456.2 million of investments with a weighted-average discount margin of 8.41%.

*     *     *

For the three and six months ended June 30, 2008, the Company reported GAAP net income totaling $37.6 million, or $0.26 per diluted common share, and $51.5 million, or $0.39 per diluted common share, respectively. GAAP net income for the three and six months ended June 30, 2007 totaled $53.0 million, or $0.65 per diluted common share, and $101.4 million, or $1.24 per diluted common share, respectively.

For the three and six months ended June 30, 2008, economic net income, a non-GAAP financial measurement, totaled $37.9 million, or $0.26 per diluted common share, and $52.6 million, or $0.40 per diluted common share, respectively. Economic net income, a non-GAAP financial measurement, for the three and six months ended June 30, 2007 totaled $53.8 million, or $0.66 per diluted common share, and $108.1 million, or $1.32 per diluted common share, respectively. Economic net income is the Company’s net income adjusted to exclude share-based compensation. A reconciliation of GAAP net income to economic net income is provided in Schedule IV.

Distribution

On August 7, 2008, the Company’s Board of Directors declared a distribution of $0.40 per common share for the quarter ended June 30, 2008.  The distribution is payable on August 29, 2008 to shareholders of record as of the close of business on August 15, 2008.

Debt Transactions

During the quarter ended June 30, 2008, the Company eliminated all short-term debt and as of June 30, 2008, the Company had no debt maturing in the next twelve months.

In addition, during the quarter ended June 30, 2008, the Company retired $35.0 million of trust preferred securities at a weighted-average dollar price of 50.8 and recorded a gain from the transactions of $17.2 million.

Economic Portfolio Activity

During the quarter ended June 30, 2008, the Company began repositioning its portfolio to take advantage of opportunities in the market. During the quarter, the Company sold $422.0 million of investments with a weighted-average discount margin of 5.42%. Also during the quarter, the Company purchased $456.2 million of investments with a weighted-average discount margin of 8.41%.

In addition, the Company received approximately $150.0 million of principal payments during the second quarter of 2008 on existing investments that the Company expects to generate incremental earnings from as it continues to invest at today’s attractive market prices.

Common Share Offering

On April 8, 2008, the Company consummated a public offering of 34.5 million common shares at a price of $11.85 per common share.  Net proceeds from the transaction before expenses totaled $384.3 million, which the Company will use for general corporate purposes.

Leverage

As of June 30, 2008, net economic leverage, a non-GAAP financial measurement, was 2.9x.  The computation of net economic leverage is included in Schedule IV.

Book Value Per Common Share

The Company’s GAAP book value per common share outstanding was $12.71 and $14.27 as of June 30, 2008 and December 31, 2007, respectively.

Information for Investors: Conference Call and Webcast

The Company will host a conference call and audio webcast to review its second quarter 2008 results on Thursday, August 7, 2008, at 5:00 p.m. EDT. The conference call can be accessed by dialing 877-397-0250 (Domestic) or 719-325-4879 (International); a pass code is not required. A replay will be available through Thursday, August 21, 2008 by dialing 888-203-1112 (Domestic) and 719-457-0820 (International) / pass code 7459334. Supplemental materials that will be discussed during the call, as well as a live webcast of the call, will be accessible on the Company’s website, at www.kkrkfn.com, via a link from the Investor Relations section. A replay of the audio webcast will be archived in the Investor Relations section of the Company’s website.

Note Regarding Use of Non-GAAP Financial Measurements

The non-GAAP financial measurements referred to in this earnings release are provided as supplemental information, and should not be relied upon as alternative measures to GAAP. These non-GAAP financial measurements consist of items calculated by the Company on an “economic” basis, which includes the following: (i) presentation of the Company’s proportionate share of certain structured finance vehicles where the Company holds a majority ownership interest (the “Joint CLOs”) and consolidates such vehicles in accordance with GAAP and (ii) exclusion of share-based compensation in the calculation of economic net income or loss. The Company believes that the non-GAAP financial measurements presented in this earnings release provide useful information to investors by providing an understanding of the Company’s financial condition and operating performance by which liquidity and periodic results, for purposes of evaluating the net income available for distributions to shareholders, can be assessed.

About KKR Financial Holdings LLC

KKR Financial Holdings LLC is a publicly traded specialty finance company that invests in multiple asset classes. KKR Financial Holdings LLC is externally managed by KKR Financial Advisors LLC, a wholly-owned subsidiary of Kohlberg Kravis Roberts & Co. (Fixed Income) LLC, which is a wholly-owned subsidiary of Kohlberg Kravis Roberts & Co. L.P. KKR Financial Holdings LLC is an affiliate of Kohlberg Kravis Roberts & Co. L.P.  Additional information regarding KKR Financial Holdings LLC is available at http://www.kkrkfn.com.

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although KKR Financial Holdings LLC believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to source new investments, the availability and cost of capital for future investments, competition within the specialty finance sector, economic conditions, credit loss experience, availability of financing, maintenance of sufficient liquidity, and other risks disclosed from time to time in the Company’s filings with the SEC.

Schedule I

KKR Financial Holdings LLC

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(Amounts in thousands, except per share information)

	For the three	For the three	For the six	For the six
	months ended	months ended	months ended	months ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Net investment income:
Securities interest income	$34,788	$27,262	$74,597	$49,935
Loan interest income	184,550	146,435	401,087	277,812
Dividend income	1,092	965	1,908	1,940
Other interest income	4,998	5,674	16,074	8,251
Total investment income	225,428	180,336	493,666	337,938
Interest expense	(128,037)	(124,265)	(282,102)	(236,050)
Interest expense to affiliates	(19,707)	(8,256)	(47,525)	(8,256)
Provision for loan losses	(10,000)	—	(10,000)	—
Net investment income	67,684	47,815	154,039	93,632
Other (loss) income:
Net realized and unrealized (loss) gain on derivatives and foreign exchange	(5,918)	6,481	(52,934)	13,619
Net realized and unrealized (loss) gain on investments	(17,217)	26,739	(30,976)	33,764
Net realized and unrealized (loss) gain on residential mortgage-backed securities, residential mortgage loans, and residential mortgage-backed securities issued, carried at estimated fair value	(5,594)	1,526	(14,772)	(1,691)
Net realized and unrealized gain on securities sold, not yet purchased	1,664	575	8,650	575
Gain on extinguishment of debt	17,225	—	17,225	—
Other income	513	2,540	5,469	4,588
Total other (loss) income	(9,327)	37,861	(67,338)	50,855
Non-investment expenses:
Related party management compensation	10,387	15,114	19,546	34,413
General, administrative and directors expenses	5,752	3,991	10,274	10,252
Professional services	1,071	759	2,928	1,300
Loan servicing	2,391	2,939	4,960	6,023
Total non-investment expenses	19,601	22,803	37,708	51,988
Income from continuing operations before equity in income of unconsolidated affiliate and income tax expense	38,756	62,873	48,993	92,499
Equity in income of unconsolidated affiliate	—	5,725	—	12,706
Income from continuing operations before income tax expense	38,756	68,598	48,993	105,205
Income tax expense	(116)	(83)	(116)	(859)
Income from continuing operations	38,640	68,515	48,877	104,346
(Loss) income from discontinued operations	(1,079)	(15,544)	2,668	(2,951)
Net income	$37,561	$52,971	$51,545	$101,395

Net income per common share:
Basic
Income per share from continuing operations	$0.26	$0.85	$0.38	$1.30
(Loss) income per share from discontinued operations	—	(0.19)	0.02	(0.04)
Net income per share	$0.26	$0.66	$0.40	$1.26
Diluted
Income per share from continuing operations	$0.26	$0.84	$0.37	$1.28
(Loss) income per share from discontinued operations	—	(0.19)	0.02	(0.04)
Net income per share	$0.26	$0.65	$0.39	$1.24

Weighted-average number of common shares outstanding:
Basic	146,025	80,241	130,289	80,240
Diluted	146,749	81,933	130,964	81,805

Distributions declared per common share	$0.40	$0.56	$0.90	$1.10

Schedule II

KKR Financial Holdings LLC

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Amounts in thousands, except share information)

	As of June 30, 2008	As of December 31, 2007
Assets
Cash and cash equivalents	$189,008	$524,080
Restricted cash and cash equivalents	730,303	1,067,797
Securities available-for-sale, $1,087,747 and $1,346,247 pledged as collateral as of June 30, 2008 and December 31, 2007, respectively	1,117,788	1,359,541
Corporate loans, net of allowance for loan losses of $35,000 and $25,000 as of June 30, 2008 and December 31, 2007, respectively	8,708,005	8,634,208
Residential mortgage-backed securities, at estimated fair value, $72,668 and $117,833 pledged as collateral as of June 30, 2008 and December 31, 2007, respectively	115,652	131,688
Residential mortgage loans, at estimated fair value	3,394,996	3,921,323
Corporate loans held for sale	66,652	—
Derivative assets	28,436	18,737
Interest and principal receivable	111,038	162,465
Non-marketable equity securities	20,079	20,084
Reverse repurchase agreements	—	69,840
Other assets	78,459	86,504
Assets of discontinued operations	—	3,049,758
Total assets	$14,560,416	$19,046,025
Liabilities
Repurchase agreements	$—	$2,808,066
Collateralized loan obligation senior secured notes	7,549,318	5,948,610
Collateralized loan obligation junior secured notes to affiliates	525,420	525,420
Secured revolving credit facility	378,306	167,024
Secured demand loan	—	24,151
Convertible senior notes	300,000	300,000
Junior subordinated notes	293,826	329,908
Subordinated notes to affiliates	80,000	152,574
Residential mortgage-backed securities issued, at estimated fair value	3,204,392	3,169,353
Accounts payable, accrued expenses and other liabilities	13,392	7,390
Accrued interest payable	97,749	114,035
Accrued interest payable to affiliates	55,375	44,121
Related party payable	5,439	9,694
Securities sold, not yet purchased	22,890	100,394
Derivative liabilities	116,880	56,663
Liabilities of discontinued operations	—	3,644,083
Total liabilities	12,642,987	17,401,486
Shareholders’ Equity
Preferred shares, no par value, 50,000,000 shares authorized and none issued and outstanding at June 30, 2008 and December 31, 2007	—	—
Common shares, no par value, 250,000,000 shares authorized, and 150,843,151 and 115,248,990 shares issued and outstanding at June 30, 2008 and December 31, 2007, respectively	—	—
Paid-in-capital	2,551,800	2,167,156
Accumulated other comprehensive loss	(202,586)	(157,245)
Accumulated deficit	(431,785)	(365,372)
Total shareholders’ equity	1,917,429	1,644,539
Total liabilities and shareholders’ equity	$14,560,416	$19,046,025

Schedule III

KKR Financial Holdings LLC

ECONOMIC INVESTMENT PORTFOLIO AS OF JUNE 30, 2008 (UNAUDITED)

(amounts in thousands) (1)	Amortized Cost	Estimated Fair Value	Portfolio Mix % by Fair Value
Corporate loans (2)(3)	$6,924,449	$6,467,907	84.1%
Corporate securities (3)	1,004,765	871,315	11.3
Residential mortgage-backed securities (4)	368,278	315,175	4.1
Marketable equity securities	28,154	17,666	0.2
Non-marketable equity securities	20,079	20,079	0.3
Total	$8,345,725	$7,692,142	100.0%

(1)                                    The table excludes securities sold, not yet purchased with a cost of $27.2 million and an estimated fair value of $22.9 million.

(2)                                    Total loans exclude the allowance for loan losses of $35.0 million and include loans held for sale with an estimated fair value of $48.6 million.

(3)                                    Represents corporate loans and securities adjusted to reflect the Company’s proportionate share of its investment of the Joint CLOs as further described above in the note regarding use of non-GAAP financial measurements. GAAP corporate loans and securities have an amortized cost of $8.8 billion and $1.3 billion, respectively, and estimated fair value of $8.2 billion and $1.1 billion, respectively.

(4)                                    Represents residential mortgage-backed securities with a cost of $134.5 million and an estimated fair value of $115.7 million, plus the net difference between residential mortgage loans (cost of $3.7 billion and estimated fair value of $3.4 billion) and residential mortgage-backed securities issued (cost of $3.4 billion and estimated fair value of $3.2 billion) plus $8.9 million of real estate owned, which is included in other assets on the consolidated balance sheet.

Schedule IV

KKR Financial Holdings LLC

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASUREMENTS (UNAUDITED)

Economic Net Income

The reconciliation of economic net income to GAAP net income for the three and six months ended June 30, 2008 and 2007 is as follows:

(amounts in thousands)	For the three months ended June 30, 2008	For the three months ended June 30, 2007	For the six months ended June 30, 2008	For the six months ended June 30, 2007
Economic net income	$37,934	$53,825	$52,558	$108,087
Share-based compensation	(373)	(854)	(1,013)	(6,692)
GAAP net income	$37,561	$52,971	$51,545	$101,395

Net Economic Leverage

The computation of net economic leverage as of June 30, 2008 is as follows:

(amounts in thousands)
Economic borrowings:
Collateralized loan obligation senior secured notes	$5,983,917
Secured revolving credit facility	378,306
Convertible senior notes	300,000
Total economic borrowings excluding junior subordinated notes	6,662,223
Less: Economic unrestricted cash	(189,008)
Total economic debt excluding junior subordinated notes and economic unrestricted cash (A)	$6,473,215

Total economic shareholders’ equity	$1,960,705
Economic junior subordinated notes	293,826
Total economic shareholders’ equity including economic junior subordinated notes (B)	$2,254,531

Net economic leverage (A)/(B)	2.9x